UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2013

GSE Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35382	77-0619069
(Commission File Number)	(IRS Employer Identification No.)

19103 Gundle Road, Houston, TX	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 443-8564

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On May 9, 2013, GSE Holding, Inc. issued a press release announcing its first quarter 2013 earnings.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

The information in this Item 2.02 shall not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 7, 2013, the Company held its 2013 Annual Meeting of Stockholders.  A quorum was present at the meeting as required by the Company’s Bylaws.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors

The following seven individuals were elected to the Board of Directors of the Company to serve as directors until the 2014 Annual Meeting of Stockholders and until their successors have been duly elected and qualified:
Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Mark C. Arnold	17,878,564	34,217	1,742,157
Michael G. Evans	17,851,507	61,274	1,742,157
Marcus J. George	17,866,872	45,909	1,742,157
Robert C. Griffin	17,851,507	61,274	1,742,157
Richard E. Goodrich	17,851,507	61,274	1,742,157
Charles A. Sorrentino	17,851,507	61,274	1,742,157
Craig A. Steinke	17,851,507	61,274	1,742,157

Proposal 2: Approval and Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Auditors

The appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013 was approved and ratified.

For	Against	Abstain

19,653,090	848	1,000

Proposal 3: Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes

17,845,857	33,896	33,028	1,742,157

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officers Compensation

The stockholders approved, on an advisory, non-binding basis, that the stockholders will hold an advisory vote to approve named executive officers compensation every three years.

One Year	Two Years	Three Years	Abstain

4,593,966	26,670	12,875,758	416,387

Item 7.01 Regulation FD Disclosure.

Copies of the supplemental materials that will be discussed during the Company’s earnings call at 10:30 a.m. Eastern Time on Thursday, May 9, 2013 are attached to this Current Report as Exhibit 99.2 and are incorporated herein by reference.

The information in this Item 7.01 shall not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release of GSE Holding, Inc. dated May 9, 2013

99.2	Supplemental Materials for GSE Earnings Call on May 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2013
GSE HOLDING, INC.

/s/ Mark A. Whitney
By:     Mark A. Whitney
Title:  Vice President, General Counsel & Secretary